Exhibit 13.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of XChange TEC.INC (the “Company”) on Form 20-F for the fiscal year ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zhichen Sun, Chairman of the Board of Directors and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 22, 2025

By:	/s/ Zhichen Sun
Name:	Zhichen Sun
Title:	Chairman of the Board of Directors Chief Executive Officer